SEC File Nos. 333-129081

811-21825

AARP FUNDS

(THE “TRUST”)

AARP CONSERVATIVE FUND

AARP MODERATE FUND

AARP AGGRESSIVE FUND

Supplement dated September 5, 2006 to the

Statement of Additional Information dated December 30, 2005

(as amended and restated through January 13, 2006)

This Supplement updates certain information contained in the above-dated Statement of Additional Information (the “SAI”) of the AARP Conservative Fund, the AARP Moderate Fund, and the AARP Aggressive Fund (each, a “Fund” and collectively, the “Funds”). You may obtain a copy of the Funds’ Prospectus or SAI free of charge, upon request, by calling the Funds toll-free at 1-800-958-6457 or visiting www.aarpfunds.com.

On page 12, under the sub-section of the SAI entitled “U.S. Stock Market Portfolio”, the information regarding Deane Gyllenhaal is replaced with the following information:

Theodore S. Janowsky

Mr. Janowsky is a Vice President of SSgA and SSgA FM. He is a Portfolio Manager within the Global Structured Products Group responsible for managing equity and derivative-based index portfolios and customized index separate accounts. Additionally, Mr. Janowsky is involved in research and process improvement projects. Prior to joining the Global Structured Products Group, he worked as an application developer in Investor Technology Services within State Street Corporation. He also worked as a business analyst in State Street’s London and Sydney offices. Mr. Janowsky holds a Bachelor of Science degree in Business Administration from Bucknell University and a MBA from the Carroll School of Graduate Management at Boston College.

On page 13, under the sub-section of the SAI entitled “International Stock Market Portfolio”, the information regarding Jeffrey Beach and Kala St. Pierre is replaced with the following information:

Theodore S. Janowsky

Mr. Janowsky is a Vice President of SSgA and SSgA FM. He is a Portfolio Manager within the Global Structured Products Group responsible for managing equity and derivative-based index portfolios and customized index separate accounts. Additionally, Mr. Janowsky is involved in research and process improvement projects. Prior to joining the Global Structured Products Group, he worked as an application developer in Investor Technology Services within State Street Corporation. He also worked as a business analyst in State Street’s London and Sydney offices. Mr. Janowsky holds a Bachelor of Science degree in Business Administration from Bucknell University and a MBA from the Carroll School of Graduate Management at Boston College.

Lynn Blake, CFA

Ms. Blake is a Managing Director of SSgA and SSgA FM. Ms. Blake is the head of Non-U.S. Markets in the Global Structured Products Group. She joined SSgA in 1987, and is currently responsible for overseeing the management of all non-U.S. equity index strategies as well as serving as portfolio manager for several non-U.S. equity index portfolios. In addition, she is responsible for new product development and research. Ms. Blake holds a Master of Business Administration degree in Finance from Northeastern University and a Bachelor of Science degree from the School of Management at Boston College. She also earned the Chartered Financial Analyst designation. In addition, she is a member of the Boston Security Analysts Society.

The following information is added to page 30 under the sub-section of the SAI entitled “Bonds”:

Foreign Bonds. The U.S. Bond Market Portfolio may invest in foreign bonds, but will generally limit its investment in foreign bonds to approximately the same proportion of foreign bonds that comprise the Lehman Brothers Aggregate Bond Index. Foreign bonds include direct investments in U.S. dollar denominated securities of foreign issuers traded in the United States, such as foreign companies, foreign sovereign governments, municipalities and governmental agencies (including those of developing countries), and international agencies. Foreign bonds are subject to the same risks that pertain to domestic bonds, notably interest rate risk, credit risk, prepayment risk and market risk. Foreign bonds, especially those issued by governments of developing countries or companies operating therein, are also subject to additional risks and may be more volatile than domestic bonds. Foreign companies, governments and agencies may be less stable than domestic companies or the U.S. government or its agencies. Other risks include: future unfavorable political, social and economic developments; the extent and quality of government regulation of financial markets and institutions, including less thorough accounting, auditing, and recordkeeping requirements; the imposition of foreign withholding or confiscatory taxes; and other governmental restrictions that might affect repayment of principal or payment of interest or the willingness or ability to honor a credit commitment, such as foreign economic or monetary policies, exchange control regulations, regulations requiring the expropriation or nationalization of assets, and prohibitions on the repatriation of foreign currencies. Furthermore, it may be difficult to obtain adequate and timely public information on foreign issuers. Moreover, the Portfolio may have limited legal recourse in the event of a foreign bond’s default.

- Please Retain This Supplement For Your Future Reference -